EXHIBIT 99.2

                         [attach unaudited financials]

                      Financial Guaranty Insurance Company
                (A Wholly-Owned Subsidiary of FGIC Corporation)

                          Interim Financial Statements

                               September 30, 2003

                                  (Unaudited)


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                      FINANCIAL GUARANTY INSURANCE COMPANY
                (A Wholly-Owned Subsidiary of FGIC Corporation)



                               Table of Contents



                                                                           Page

Balance Sheets as of September 30, 2003 (unaudited) and December 31, 2002     2

Statements of Income for the three and nine months ended
     September 30, 2003 and 2002 (unaudited)                                  3

Statements of Cash Flows for the nine months ended
     September 30, 2003 and 2002 (unaudited)                                  4

Notes to Unaudited Interim Financial Statements                               5



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


                                          FINANCIAL GUARANTY INSURANCE COMPANY
                                     (A Wholly-Owned Subsidiary of FGIC Corporation)
                                                     Balance Sheets
                                        September 30, 2003 and December 31, 2002
                                                 (Dollars in thousands)

                                                                                    September 30,         December 31,
                                    Assets                                               2003                 2002
                                                                                  -------------------   ------------------
                                                                                     (Unaudited)


Fixed maturity securities, available-for-sale, at fair value
   (amortized cost of $2,751,329 in September 30, 2003 and
    $2,714,016 in December 31, 2002)                                           $        2,802,872            2,795,382
Preferred stock, available-for-sale, at fair value
    (cost of $30,598 in September 30, 2003 and December 31, 2002)                          30,414               30,090
Short-term investments, at cost, which approximates fair value                            217,638               43,144
Cash                                                                                       10,846                7,260
Accrued investment income                                                                  37,594               33,077
Receivable for securities sold                                                              5,504                  991
Reinsurance receivable                                                                      9,400                8,371
Deferred policy acquisition costs                                                          78,186               71,350
Property, plant, and equipment, net of accumulated depreciation
    of $8,274 on September 30, 2003 and $8,266 in December 31, 2002                           491                  375
Prepaid reinsurance premiums                                                              113,470              129,958
Prepaid expenses and other assets                                                           5,881                7,799
                                                                                  -------------------   ------------------
                Total assets                                                   $        3,312,296            3,127,797
                                                                                  ===================   ==================
                     Liabilities and Stockholder's Equity
Liabilities:
    Unearned premiums                                                          $          756,749              683,532
    Losses and loss adjustment expenses                                                    53,049               47,868
    Ceded reinsurance payable                                                               2,276                2,239
    Accounts payable and accrued expenses                                                  15,596               11,858
    Payable for securities purchased                                                          --                 5,333
    Current Federal income taxes payable                                                   87,484               97,477
    Deferred Federal income taxes payable                                                  77,833               90,595
                                                                                  -------------------   ------------------
                Total liabilities                                                         992,987              938,902
                                                                                  -------------------   ------------------
Stockholder's equity:
    Common stock, par value $1,500 per share at September 30, 2003 and December 31, 2002; Authorized, issued, and
       outstanding 10,000 shares                                                           15,000               15,000
    Additional paid-in capital                                                            383,511              383,511
    Accumulated other comprehensive gain, net of tax                                       31,710               49,499
    Retained earnings                                                                   1,889,088            1,740,885
                                                                                  -------------------   ------------------
                Total stockholder's equity                                              2,319,309            2,188,895
                                                                                  -------------------   ------------------
                Total liabilities and stockholder's equity                     $        3,312,296            3,127,797
                                                                                  ===================   ==================

See accompanying notes to unaudited interim financial statements.

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

                                             FINANCIAL GUARANTY INSURANCE COMPANY
                                       (A Wholly-Owned Subsidiary of FGIC Corporation)
                                                       Statements of Income
                                                  September 30, 2003 and 2002
                                                   (Dollars in thousands)


                                            Three-months ended                         Nine-months ended
                                               September 30,                             September 30,
                                    ---------------------------------         ----------------------------------
                                        2003                 2002                  2003                 2002
                                    -------------        ------------         -------------         ------------
                                               (Unaudited)                                (Unaudited)
Revenues:
  Gross premiums written           $       63,211              58,551               205,152              172,438
  Ceded premiums written                   (4,448)             (6,690)                 (423)             (18,195)
                                    --------------        ------------         -------------         ------------
         Net premiums
           written                         58,763              51,861               204,729              154,243
  Increase in net
     unearned premiums                    (20,067)            (12,911)              (89,705)             (52,690)
                                    --------------        ------------         -------------         ------------
         Net premiums
           earned                          38,696              38,950               115,024              101,553
  Net investment income                    29,585              29,397                89,563               87,576
  Net realized gains                           --              26,343                30,382               56,775
  Other income                                470                 232                   527                5,159
                                    -------------        ------------          ------------         ------------
         Total revenues                    68,751              94,922               235,496              251,063
                                                        -------------          ------------        -------------
Expenses:
  Losses and loss adjustment
    expenses (income)                         407               1,915                 4,136              (2,154)
 Policy acquisition
    costs deferred                         (4,367)             (4,378)              (19,171)             (12,338)
 Amortization of deferred
    policy acquisition costs                3,733               2,394                12,335               10,400
 Other underwriting
    expenses                               18,139               8,512                48,811               26,443
                                    -------------        ------------         -------------         ------------
         Total expenses                    17,912               8,443                46,111               22,351
                                    -------------        ------------         -------------         ------------
         Income before
            provision for
            Federal
            income taxes                   50,839              86,479               189,385              228,712
 Provision for Federal
   income taxes                             8,685              24,233                41,182               59,524
                                    -------------        ------------         -------------         ------------
         Net income                        42,154              62,246               148,203              169,188
                                    =============        ============         =============         ============

See accompanying notes to unaudited interim financial statements.

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

                                               FINANCIAL GUARANTY INSURANCE COMPANY
                                         (A Wholly-Owned Subsidiary of FGIC Corporation)
                                                       Statements of Cash Flows
                                                     September 30, 2003 and 2002
                                                        (Dollars in thousands)


                                                                                    Nine-months ended
                                                                                      September 30
                                                                      --------------------------------------------
                                                                             2003                     2002
                                                                      -------------------      -------------------
                                                                                      (Unaudited)
Operating activities:
  Net income                                                          $         148,203               169,188
  Adjustments to reconcile net income to net cash provided
    by operating activities:
       Deferred income taxes                                                     (3,184)                  804
       Amortization of fixed maturity securities                                 14,955                 2,629
       Policy acquisition costs deferred                                        (19,171)              (12,338)
       Amortization of deferred policy acquisition costs                         12,335                10,400
       Depreciation of fixed assets                                                   8                    47
       Change in reinsurance receivable                                          (1,029)                2,037
       Change in prepaid reinsurance premiums                                    16,488                 1,888
       Change in accrued investment income and prepaid
          expenses and other assets                                               2,599                 4,228
       Change in unearned premiums                                               73,217                50,802
       Change in losses and loss adjustment expense reserves                      5,181                (4,327)
       Change in ceded reinsurance payable and accounts
          payable and accrued expenses                                            3,775                 1,627
       Change in current Federal income taxes payable                            (9,993)               28,809
       Net realized gains on investments                                        (30,382)              (56,775)
                                                                          -------------         -------------
           Net cash provided by operating activities                            213,002               199,019
                                                                          -------------         -------------
Investing activities:
  Sales of fixed maturity securities                                            823,231             1,820,342
  Maturities of fixed maturity securities                                           930                    35
  Purchases of fixed maturity securities                                       (849,113)           (1,979,291)
  Net purchases of short-term investments                                      (174,494)             (167,844)
  Net of receivable for securities sold and (payable) for
    securities purchased                                                         (9,846)               128,584
                                                                          -------------         -------------
           Net cash used in investing activities                               (209,292)             (198,174)
                                                                          -------------         -------------
Financing activities:
  Purchase of fixed assets                                                         (124)                   --
                                                                          -------------         -------------
           Net cash used in financing activities                                   (124)                   --
                                                                          -------------         -------------
           Increase in cash                                                       3,586                   845

Cash at beginning of period                                                       7,260                   281
                                                                          -------------         -------------
Cash at end of period                                                   $        10,846                 1,126
                                                                          =============         =============


See accompanying notes to unaudited interim financial statements.

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                      Financial Guaranty Insurance Company
                (A Wholly-Owned Subsidiary of FGIC Corporation)

                Notes to Unaudited Interim Financial Statements

                          September 30, 2003 and 2002



(1)  Basis of Presentation

     Financial Guaranty Insurance Company ("FGIC" or the "Company") is a wholly-owned subsidiary of FGIC Corporation (the "Parent"). The Parent is a wholly-owned subsidiary of FGIC Holdings, Inc., and ultimately, of General Electric Capital Corporation ("GE Capital"). GE Capital is a subsidiary of General Electric Company ("GE").

     The interim financial statements of FGIC in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the three and nine months ended September 30, 2003 and 2002, (b) the financial position at September 30, 2003 and December 31, 2002, and (c) cash flow for the nine months ended September 30, 2003 and 2002.

     These interim financial statements should be read in conjunction with the financial statements and related notes included in the 2002 financial statements.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)  Statutory Accounting Practices

     The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices "prescribed or permitted" by the state insurance regulatory authorities. The Company's statutory basis financial statements are prepared on the basis of accounting prescribed or permitted by the State of New York. A reconciliation of the Company's net income and stockholder's


                                                                   (Continued)

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
                                             Financial Guaranty Insurance Company
                                       (A Wholly-Owned Subsidiary of FGIC Corporation)

                                       Notes to Unaudited Interim Financial Statements

                                                 September 30, 2003 and 2002


equity on a GAAP basis to the corresponding amounts on a statutory basis as of and for the nine months ended September 30, 2003 and 2002 is as follows:


                                                                  Nine months ended September 30
                                         --------------------------------------------------------------------------------
                                                         2003                                   2002
                                         --------------------------------------   ---------------------------------------
                                                                Stockholder's                            Stockholder's
                                             Net income            equity             Net income             equity
                                         -----------------    -----------------   -----------------     -----------------
GAAP basis amount                       $         148,203            2,319,309             169,188             2,256,371
Premium revenue recognition                         2,410             (203,985)              4,165              (207,252)
Deferral of acquisition costs                      (6,836)             (78,187)             (1,938)              (73,638)
Contingency reserve                                    --           (1,153,561)                 --              (990,825)
Nonadmitted assets                                     --              (29,590)                 --                  (391)
Case-basis loss reserves                             (603)                (189)              1,093                   498
Portfolio loss reserves                             5,700               26,700             (10,200)               18,500
Deferral of income taxes                           (1,405)              92,692              (8,650)               64,342
Unrealized gains on fixed
  maturity securities, net of tax                      --              (32,708)                 --               (69,557)
Recognition of profit commission                    1,933               (5,697)               (120)               (8,340)
Unauthorized reinsurance                               --                  (17)                 --                   (17)
Allocation of tax benefits due to
  Parent's net operating loss
  to the Company                                       --                   --                  --                11,385
Contingency reserve tax
  deduction                                            --              102,540                  --               102,540
                                         -----------------    -----------------   -----------------     -----------------
            Statutory basis
               amount                   $         149,402            1,037,307             153,538             1,103,616
                                         =================    =================   =================     =================


On August 13, 2003, the Company requested that the New York Insurance Department approve the release a portion of the Company's outstanding contingency reserves in the amount of $577 million, pursuant to Section 6903(a)(6)(A)(ii) of the New York Insurance Law.


                                                                    (Continued)

                      Financial Guaranty Insurance Company
                (A Wholly-Owned Subsidiary of FGIC Corporation)

                Notes to Unaudited Interim Financial Statements

                          September 30, 2003 and 2002


(3)  Dividends

     Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

     o Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $72.5 million in 2002.

     o Dividends may not exceed the lesser of 10% of its surplus or 100% of adjusted net investment income, as defined therein, for the twelve-month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.

     The Company did not declare dividends during the first nine months of 2003 and 2002, respectively. A dividend of $100 million was paid during the fourth quarter of 2002. During 2003, $97.8 million in dividends are available for payment without prior approval of the State of New York Insurance Department.

     On August 13, 2003, the Company requested that the New York Insurance Department approve an extraordinary dividend in the amount of up to $300 million pursuant to Section 4105 of the New York Insurance Law.

(4)  Income Taxes

     The Company's effective Federal corporate tax rate (21.7% and 26.0% for the nine months ended September 2003 and 2002, and $17.1% and 28.0% for the three months ended September 30, 2003 and 2002, respectively) is less than the statutory corporate tax rate (35%) on income due to permanent differences between financial and taxable income, principally tax-exempt interest.

(5)  Reinsurance

     Net premiums earned are shown net of ceded premiums earned $16.9 million and $20.1 million, for the nine months ended September 2003 and 2002, respectively, and $8.0 million and $8.0 million for the three months ended September 30, 2003 and 2002, respectively.


                                                                  (Continued)

                      Financial Guaranty Insurance Company
                (A Wholly-Owned Subsidiary of FGIC Corporation)

                Notes to Unaudited Interim Financial Statements

                          September 30, 2003 and 2002


(6)  Comprehensive Income

     Comprehensive income encompasses all changes in stockholder's equity (except those arising from transactions with the stockholder) and includes net income, net unrealized capital gains or losses on available-for-sale securities, net of taxes, and foreign currency translation adjustments, net of taxes. The following is a reconciliation of comprehensive income:


                                                         Three months                       Nine months
                                                      ended September 30,               ended September 30,
                                               --------------------------------   --------------------------------
                                                     2003             2002             2003             2002
                                               ---------------  ---------------   ---------------  ---------------

Net income                                   $     42,154            62,246           148,203          169,188
Other comprehensive income:
  Change in unrealized investment
    gains, net of tax expense (benefit)
    of ($27,234) and ($10,515) for
    the three and nine months ended
    September 30, 2003, respectively,
    and $25,057 and $45,469
    for the three and nine months
    ended September 30, 2002,
    respectively                                  (50,577)           46,535           (19,527)          84,442
  Change in foreign exchange
    gain/(losses) net of tax expense
    (benefit) of ($165) and $936
    for the three and nine months
    ended September 30, 2003,
    respectively, and $0 and ($2,228)
    three and nine months
    ended September 30, 2002,
    respectively                                     (307)               --             1,738           (4,138)
                                               ---------------  ---------------   ---------------  ---------------
Total comprehensive income (loss)            $     (8,730)          108,781           130,414          249,492
                                               ===============  ===============   ===============  ===============

                      Financial Guaranty Insurance Company
                (A Wholly-Owned Subsidiary of FGIC Corporation)

                Notes to Unaudited Interim Financial Statements

                          September 30, 2003 and 2002


(7)  New Accounting Pronouncements

     In January 2003, the Financial Accounting Standards Board issued Financial Interpretation Number ("FIN") 46, Consolidation of Variable Interest Entities (the "Interpretation"), which the Company's ultimate parent, GE, and hence the Company, adopted on July 1, 2003, one quarter earlier than required. FIN 46's consolidation criteria are based upon analysis of risks and rewards, not control, and represent a significant and complex modification of previous accounting principles. FIN 46 represents an accounting change not a change in the underlying economics associated with the transactions, which may be affected by the Interpretation. FIN 46 clarifies the consolidation criteria for certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 requires variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risk among parties involved. Variable interest entities that effectively disperse risks will not be consolidated. FIN 46 requires disclosures for entities that have either a primary or significant variable interest in a variable interest entity.

     The Company evaluated its involvement with entities which might be considered to be variable interest entities under FIN 46 and considered for those entities which were determined to be variable interest entities under the Interpretation whether it was the primary beneficiary. Management concluded the Company was not the primary beneficiary to any such variable interest entities and, hence, no such entities were consolidated effective with the adoption of the Interpretation.

     Due to its complex requirements, FIN 46 has been the subject of significant continuing interpretation by the FASB. The FASB issued an exposure draft to modify FIN 46 on October 31, 2003. Accordingly, changes to the Interpretations complex requirements appear likely before the end of 2003, the impact of which cannot be presently determined.

(8)  Sale of FGIC Corporation

     On August 4, 2003, GE announced its intent to sell the majority of GE Capital's investment in the Parent and the Company to a consortium of investors led by PMI Group, Inc. (PMI), for approximately $2.16 billion including an estimated pre-closing dividend of $260 million. PMI's investment will be approximately 42%, while the Blackstone Group, The Cypress Group and CIVC Partners will own approximately 23%, 23% and 7%, respectively. GE will retain an interest of approximately 5%. The completion of the transaction is subject to normal regulatory approvals, confirmation of ratings by the rating agencies and other customary closing conditions. The acquisition is expected to be completed in the fourth quarter of 2003.

     During the third quarter, the Company recorded an expense of $6.8 million related to employee retention agreements associated with the sale of the Parent and Company.